UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2005

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            0-8328                                       84-0608431
   (Commission File Number)                           (I.R.S. Employer
                                                    Identification Number)

                     (303) 655-5700 (Registrant's Telephone
                          Number, Including Area Code)

       5405 Spine Road, Boulder, Colorado                  80301
    (Address of Principal Executive Offices)             (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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ITEM 7.01      Regulation FD Disclosure.

        On December 6, 2005, Dynamic Materials Corporation announced that it had received a $7.5 million contract calling for the production and delivery of clad metal plates for use in a North American refinery project. A copy of the press release announcing the entry into the contract is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

  Exhibit 99.1. Press Release, dated December 6, 2005.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAMIC MATERIALS CORPORATION


                                    By:    /s/ Richard A. Santa
                                        ----------------------------------------
                                        Richard A. Santa
                                        Vice President and Chief Financial
                                        Officer



Dated:  December 6, 2005


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                                INDEX TO EXHIBITS

Number  Description

Exhibit 99.1. Press Release, dated December 6, 2005.